Exhibit 99.2

2Q FY2013
Financial Results
CONFERENCE CALL

Presenters

• Guy Nissenson, Chairman, President & CEO
• Niv Krikov, CFO

Safe Harbor Statement
 This presentation may contain forward-looking statements. The words or phrases "would be", "will allow", "should“, "intends to", "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "plan", "project", or similar expressions are intended to identify "forward-looking statements".
 Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include issues related to the ability to: obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; issues related to rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the Company’s ability to compete effectively and adjust to rapidly changing market dynamics; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and/or registration statement. In addition, these and other factors may cause financials results to fluctuate from one financial quarter to another. Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. The Company cautions not to place undue reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-
 looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. You should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange
 Commission.

Fiber Revenues
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2Q12
2Q13

EBITDAS
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2Q12
2Q13*

Recent Progress: 2Q13

• Continued steady revenue growth
 – Fiber revenues grew 25% to $5.7 million
 – Total revenues of $15.2 million
• Adjusted EBITDAS* grew 29.8% to $3.7 million
• Signed first customer in Abilene, TX
• 480 customers added
• Construction delays in Wichita Falls and Hammond
 created backlog of 700 high margin business
 customers
• Expect significant customer and fiber revenue
 growth as installations are completed
* Adjusted EBITDAS excludes $1.5 million in write offs and a significantly higher than usual bad debt expense. Please refer to the 2Q13 press release for Adjusted EBITDAS Reconciliation

	2013	2012
Revenues Services on FTTP Network Growth Rate	$ 5,653 25%	$ 4,513
Leased loop services &other Growth Rate	$ 9,534 -10%	$ 10,571
Total Revenues Growth Rate	$ 15,186 1%	$ 15,085
Expenses Cost of Services % of Sales	6,731 45%	6,820 45%
SG&A Expenses % of Sales	6,401 42%	5,437 36%
Financing expense, net	1,661	1,119
Total Expenses	16,700	15,008
Net Income (loss)	(985)	73
Basic & diluted income (loss) per share	$ (0.02)	$ 0.00
Basic & diluted weighted averaged number of shares	41,237,618	41,186,596
EBITDAS	$ 3,721	$ 2,866
% of sales	25%	19%
Income Statement
(in thousands, except per share data)
Quarter Ended June 30,

NTS INCORPORATED

Total Current Assets

Other liabilities and accrued expenses

Bonds Payable, Net of Current Maturities

Balance Sheet Highlights

	As of 6/30/13	As of 12/31/12
Current Assets
Cash	$ 9,937	$ 3,909
Accounts receivable, net	4,532	5,157
Prepaid expenses and other receivables	3,400	3,809
	19,009	13,912
Fixed Assets, Net	98,295	89,468
Total Assets	$ 121,959	$ 108,483
Current Liabilities
Short-term bank credit and current maturities of notes payable	3,861	2,542
Trade payables	12,345	8,499
Other liabilities and accrued expenses	4,644	5,069
Current maturities of bonds	3,753	3,627
Total Current Liabilities	24,899	20,161
Notes Payable to the US Department of Agriculture, Net of Current Maturities	41,310	35,520
Notes Payable, Net of Current Maturities	18,950	14,411
	7,587	7,027
Other Long-Term Liabilities	533	1,680
Total Liabilities	94,979	81,079
Total Stockholders’ Equity	26,980	27,404
(in thousands)

FTTP Revenues
Thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
Q2/2010
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011
Q4/2011
Q1/2012
Q2/2012
Q3/2012
Q4/2012
Q1/2013
Q2/2013

New Fiber Markets Revenue Growth
Thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q2/2010
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011
Q4/2011
Q1/2012
Q2/2012
Q3/2012
Q4/2012
Q1/2013
Q2/2013

FTTP's Impact on Total EBITDAS Margin
% of Revenues
EBITDAS Margin
40%
35%
30%
25%
20%
15%
25%
23%
21%
19%
17%
15%
13%
11%
9%
7%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13*

7

Organic FTTP Growth
FTTP % Overall Revenues
EBITDAS Margin

Fiber Metrics
 As of June 30, 2013:
 –Total Fiber Passings: 45,181
 –Total Fiber Customers:   10,881
 • Business Fiber Customers:  2,961
 • Residential Fiber Customers:  7,920
 –Monthly Fiber ARPU:
 • Fiber ARPU for Business: $389
 • Fiber ARPU for Residential: $100
 –Churn:
 •Fiber Business Churn: 0.63%
 •Fiber Residential Churn: 1.46%

Connected First Fiber Customer in Abilene, TX
• Abilene build out is a “metro build” targeting more than 1,000 business customers modeled after the Company’s metro build in
 Wichita Falls, Texas.
• NTS Fiber Network now in 18 communities in Texas
• Historically seen strong adoption rates in new markets for our high speed triple play offering

COVERAGE MAP

NTS INCORPORATED

FTTP Network

TEXAS
= Pre-PRIDE FTTP buildout
= 2011 FTTP buildout
= 2012 FTTP buildout
= 2013 FTTP buildout
= Smart Build network
Slaton
Wichita Falls

COVERAGE MAP
Plainview
Iowa Park
Littlefield
Levelland
Smyer
Burkburnett
Lamesa
Ropesville
Wilson
Brownfield
Meadow
Hale Center
Abernathy
Lubbock
New Deal
Whitharral
Wolfforth

Abilene

Tickfaw
Independence
Ponchatoula
Pine Grove
Natalbany
Franklinton
Montpelier
Amite
Hammond
COVERAGE MAP
● = 2013 FTTP buildout

Key Initiatives

 • Convert current backlog to installed customers
 • Execute Louisiana network buildout
 • Continue to aggressively manage costs
 – New corporate headquarters in downtown Lubbock
 • Moving to company-owned building (Metro Tower)
 • Smartbuild strategy succeeding; continue to evaluate
 opportunities

Q & A
Thank You